UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

AirSculpt Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40973 (Commission File Number)	87-1471855 (IRS Employer Identification No.)

1111 Lincoln Road, Suite 802 Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)

(786) 709-9690

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.001 par value per share	AIRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On September 13, 2024, AirSculpt Technologies, Inc., a Delaware corporation (the “Company”), EBS Intermediate Parent LLC, a Delaware limited liability company (“EBS Parent”), a wholly-owned subsidiary of the Company, EBS Enterprises LLC, a Delaware limited liability company (“Borrower”), a wholly-owned subsidiary of EBS Parent, and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“SVB”), entered into a Second Amendment to Credit Agreement (the “Amendment”) in connection with that certain Credit Agreement, dated as of November 7, 2022 (as amended by that certain First Amendment and Limited Waiver to Credit Agreement, dated as of March 9, 2023, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Company, EBS Parent, Borrower, the several banks and other financial institutions or entities from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and SVB as administrative agent and collateral agent for the Lenders, issuing lender and swingline lender, the form of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 9, 2022.

Summary of the Material Terms and Conditions of the Amendment

Under the terms of the Amendment, the parties thereto agreed to modify certain financial condition covenants made by the Company in the Credit Agreement, such that (i) the Consolidated Fixed Charge Coverage Ratio (as defined in the Credit Agreement) of the Company and its Subsidiaries as of the last day of the fiscal quarters ending December 31, 2024 and March 31, 2025 must be no less than 1.10:1.00 instead of 1.25:1.00, as previously set forth in the Credit Agreement; (ii) the Consolidated Leverage Ratio (as defined in the Credit Agreement) of the Company and its Subsidiaries as of the last day of the fiscal quarters ending September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025 must not exceed 2.75:1.00, 3.25:1.00, 3.25:1.00, and 2.75:1.00, respectively, instead of 2.50:1.00, as previously set forth in the Credit Agreement; and (iii) the Company and its Subsidiaries will be required to maintain Liquidity (as defined in the Credit Agreement) no less than (A) $6,750,000.00 as of the last day of the fiscal quarter ending September 30, 2024, and (B) $7,500,000.00 as of the last day of the fiscal quarters ending December 31, 2024, March 31, 2025 and June 30, 2025.

In connection with the modifications to the financial condition covenants relating to the Consolidated Leverage Ratio of the Company and its Subsidiaries, the parties to the Amendment also agreed to an increase in the interest rates per annum of the SOFR Loans, the ABR Loans, the Swingline Loans and the Letters of Credit (each as defined in the Credit Agreement) during the period beginning on September 13, 2024 and ending on or about June 30, 2025.

Under the terms of the Amendment, the applicable margin for purposes of calculating the interest rate of SOFR Loans and ABR Loans during the period beginning on September 13, 2024 and ending on or about June 30, 2025 will be modified as follows: (i) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is equal to or greater than 1.00:1.00 and less than 2.00:1.00, the applicable margin will increase from 1.50% for ABR Loans and 2.50% for SOFR Loans to 2.00% for ABR Loans and 3.00% for SOFR Loans, respectively; (ii) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is equal to or greater than 2.00:1.00, the applicable margin will increase from 2.00% for ABR Loans and 3.00% for SOFR Loans to 2.50% for ABR Loans and 3.50% for SOFR Loans, respectively; and (iii) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is below 1.00:1.00, the applicable margin will increase from 1.00% for ABR Loans and 2.00% for SOFR loans to 1.50% for ABR Loans and 2.50% for SOFR Loans, respectively.

The applicable margin for purposes of calculating the interest rate of Swingline Loans during the period beginning on September 13, 2024 and ending on or about June 30, 2025 will be modified as follows: (i) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is equal to or greater than 1.00:1.00 and less than 2.00:1.00, the applicable margin will increase from 1.50% to 2.00%; (ii) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is equal to or greater than 2.00:1.00, the applicable margin will increase from 2.00% to 2.50%; and (iii) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is below 1.00:1.00, the applicable margin will increase from 1.00% to 1.50%.

The applicable margin for purposes of calculating the interest rate of any Letters of Credit during the period beginning on September 13, 2024 and ending on or about June 30, 2025 will be modified as follows: (i) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is equal to or greater than 1.00:1.00 and less than 2.00:1.00, the applicable margin will increase from 2.50% to 3.00%; (ii) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is equal to or greater than 2.00:1.00, the applicable margin will increase from 3.00% to 3.50%; and (iii) if the Consolidated Leverage Ratio of the Company and its Subsidiaries is below 1.00:1.00, the applicable margin will increase from 2.00% to 2.50%.

In addition, each of the Company, EBS Parent and Borrower agreed to furnish to SVB within 45 days after the end of each calendar month a “key performance indicator” report, which will include month-end Unrestricted Cash (as defined in the Credit Agreement) and number of cases per facility, commencing with the calendar month ending July 31, 2024 and ending with the calendar month ending June 30, 2025.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated September 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2024

AirSculpt Technologies, Inc.

	By:	/s/ Dennis Dean
Name: Dennis Dean
Title: Interim Chief Executive Officer and Chief Financial Officer

[Signature Page to the Form 8-K]